EXHIBIT 99.1

Release:   Immediate    August 5, 2020

CP completes biggest-ever Canadian crop-year haul, stands ready for 2020-2021 harvest

Calgary – Canadian Pacific (TSX: CP) (NYSE: CP) today announced it hauled more Canadian grain and grain products in the 2019-2020 crop production year than any in its 139-year history. In total, CP moved 29.52 million metric tonnes (MMT) this crop year, exceeding last year’s record of 26.77 MMT by 2.75 MMT, or 10 percent.

“The world depends on Canadian farmers for food and we understand the important role CP and the grain supply chain play in getting crops to market,” said Keith Creel, CP's President and Chief Executive Officer. “In this banner crop year, the men and women of CP proved again they’re more than ready for the task. I am immensely proud of the CP family and the entire grain supply chain in delivering a second consecutive crop-year record, and by such a significant margin. This truly shows the value of CP’s capacity for the movement of grain.”

In addition to the record crop year, CP announced today its best-ever July for transporting Canadian grain and grain products, with 2.58 MMT hauled. The July record is CP’s ninth monthly record set during the 2019-2020 crop year.

This year's successes are a testament to the efficiency of the 8,500-foot High Efficiency Product (HEP) train model. An 8,500-foot HEP train can carry in excess of 40 percent more grain than the 7,000-foot train model when combined with the additional capacity of CP’s new high-efficiency hopper cars. Customers are actively investing in their elevator networks to accommodate 8,500-foot trains. By year-end, more than 30 percent of the CP-served unit train loaders will be 8,500-foot HEP qualified, increasing capacity and efficiency in the grain supply chain for customers and stakeholders.

Shipping containers also played an important role in exporting Canada’s crop. This year, CP moved more than 650,000 metric tonnes of western Canadian grain to export markets in containers. With containerized grain included in the total, CP transported more than 30 MMT during the crop year.

“Viterra depends on efficient, reliable transportation year-round,” said Kyle Jeworski, President and Chief Executive Officer of Viterra. “With CP’s 8,500-foot HEP train model, Viterra can move more grain with each train, creating efficiencies for the whole supply chain. And CP’s reliable service throughout the crop year helped enable Viterra to meet our customers’ needs. I look forward to CP’s and Viterra’s shared success in meeting the demands of our Canadian farmers and global customers in the coming crop year.”

CP continues to take delivery of high-capacity grain hopper cars as part of a half-billion-dollar commitment in 2018 to purchase 5,900 of the newest-generation railcars. The new cars can carry 10 percent more grain by weight and 15 percent more by volume than the older Government of Canada cars they are replacing; more than 2,900 are now in service. As a result of this capacity upgrade, the amount of grain CP was able to transport in each railcar increased by 1 metric tonne from a year earlier.

“Today’s announcement of CP’s biggest-ever crop-year haul is a bright spot for Canada’s agricultural sector,” said the Honourable Marie-Claude Bibeau, Canada’s Minister of Agriculture and Agri-Food. “I

want to congratulate CP for reaching this historic milestone, which would not have been possible without their strategic investments into the future, including their upgraded hopper car fleet. Our Government knows just how important grain farmers are to Canada’s food supply and our economy, which is why we continue to open new markets and make improvements to our rail transportation system. While COVID-19 has affected many areas of the economy and many individual farmers, today’s announcement demonstrates how our agriculture sector is well positioned to lead our nation’s economic restart.”
As the 2020 crop continues to mature, CP is watching carefully and assessing resource requirements in terms of personnel, locomotives and railcars to meet the challenge. To find out more about CP’s preparations for the new crop year, click here.

Note on forward-looking information
This news release contains certain forward-looking information and forward-looking statements (collectively, "forward-looking information") within the meaning of applicable securities laws. Forward-looking information includes, but is not limited to, statements concerning expectations, beliefs, plans, goals, objectives, assumptions and statements about possible future events, conditions, and results of operations or performance. Forward-looking information may contain statements with words or headings such as "will", "anticipate", "believe", "expect", "plan", "should" or similar words suggesting future outcomes.

This news release contains forward-looking information relating, but not limited to, our operations, priorities and plans for the new crop year, the anticipated efficiency and capacity of the HEP train model and associated facilities, the anticipated impacts on capacity and efficiency of the HEP qualification of CP-served train-loading facilities, anticipated timing of delivery of the newest-generation railcars and anticipated investments in and completion of HEP qualification of train loaders by third parties, including the percentage of CP-serviced unit train loaders that will be 8,500-foot HEP qualified by year-end.

The forward-looking information contained in this news release is based on current expectations, estimates, projections and assumptions, having regard to CP's experience and its perception of historical trends, and includes, but is not limited to, expectations, estimates, projections and assumptions relating to: North American and global economic growth; commodity demand growth; agricultural production; commodity prices and interest rates; performance of our assets and equipment; sufficiency of our budgeted capital expenditures in carrying out our business plan; our ability to complete our capital and maintenance projects on the timelines anticipated; applicable laws, regulations and government policies; the availability and cost of labour, services and infrastructure; the satisfaction by third parties of their obligations to CP; the anticipated impacts of the novel strain of coronavirus (and the disease known as COVID-19); and capital investments by third parties. Although CP believes the expectations, estimates, projections and assumptions reflected in the forward-looking information presented herein are reasonable as of the date hereof, there can be no assurance that they will prove to be correct. Current conditions, economic and otherwise, render assumptions, although reasonable when made, subject to greater uncertainty.

Undue reliance should not be placed on forward-looking information as actual results may differ materially from those expressed or implied by forward-looking information. By its nature, CP's forward-looking information involves inherent risks and uncertainties that could cause actual results to differ materially from the forward looking information, including, but not limited to, the following factors: changes in business strategies; general North American and global economic, credit and business conditions; risks associated with agricultural production, such as weather conditions and insect populations; the availability and price of energy commodities; the effects of competition and pricing pressures; industry capacity; shifts in market demand; changes in commodity prices; uncertainty surrounding timing and volumes of commodities being shipped via CP; inflation; changes in laws, regulations and government policies, including regulation of rates; changes in taxes and tax rates; potential increases in maintenance and operating costs; changes in fuel prices; uncertainties of investigations, proceedings or other types of claims and litigation; labour disputes; risks and liabilities arising from derailments; transportation of dangerous goods; timing of completion of capital and maintenance projects; currency and interest rate fluctuations; trade restrictions or other changes to international trade arrangements; climate change; various events that could disrupt operations, including severe weather, such as droughts, floods, avalanches and earthquakes, and cybersecurity attacks, as well as security threats and governmental response to them, and technological changes; and the pandemic created by the outbreak of the novel strain of coronavirus (and the disease known as COVID-19) and resulting effects on economic conditions, the demand environment for logistics requirements and energy prices, restrictions imposed by public health authorities or governments, fiscal and monetary policy responses by governments and financial institutions, and disruptions to global supply chains. The foregoing list of factors is not exhaustive. These and other factors are detailed from time to time in reports filed by CP with securities regulators in Canada and the United States. Reference should be made to "Risk Factors" and "Management's Discussion and Analysis of Financial Condition and Results of Operations - Forward-Looking Statements" in CP's annual and interim reports on Form 10-K and 10-Q.

The forward-looking information contained in this news release is made as of the date hereof. Except as required by law, CP undertakes no obligation to update publicly or otherwise revise any forward-looking information, or the foregoing assumptions and risks affecting such forward-looking information, whether as a result of new information, future events or otherwise.
About Canadian Pacific
Canadian Pacific is a transcontinental railway in Canada and the United States with direct links to major ports on the west and east coasts. CP provides North American customers a competitive rail service with access to key markets in every corner of the globe. CP is growing with its customers, offering a suite of freight transportation services, logistics solutions and supply chain expertise. Visit cpr.ca to see the rail advantages of CP. CP-IR

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